By:
----------------------------
Name:
Title:


-3-






PAGE

*******************************************

PROXY CARD
EVERGREEN U.S. REAL ESTATE EQUITY FUND
(A SERIES OF EVERGREEN EQUITY TRUST)


The undersigned hereby appoints Dorothy
E. Bourassa, Terrence J. Cullen and Martin
J. Wolin, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Evergreen U.S. Real Estate Equity Fund
(the "Fund"), which the undersigned is
entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 2500 Westchester Avenue, Purchase,
New York 10577 on February 17, 1998, at
10:00 a.m. and any adjournments thereof
(the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy
Statement, and hereby instructs said
attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF
TRUSTEES AND WILL BE VOTED TO ELECT EACH
OF THE PERSONS NOMINATED AS TRUSTEES
AND "FOR" THE PROPOSAL SET FORTH BELOW
UNLESS OTHERWISE INDICATED.

THE BOARD OF TRUSTEES RECOMMENDS THAT
YOU VOTE "FOR" EACH PROPOSAL.

TO VOTE, MARK THE APPROPRIATE BLOCKS
BELOW IN BLUE OR BLACK INK AS FOLLOWS
X

KEEP THIS POSTION FOR YOUR RECORDS
------------------------------------

DETACH AND RETURN THIS PORTION ONLY

EVERGREEN U.S. REAL ESTATE EQUITY FUND




FOR     AGAINST     ABSTAIN
1.  To approve a new investment advisory
( )        ( )        ( )
agreement between the Evergreen Equity Trust, on behalf of the Evergreen U.S. Real Estate
Equity Fund, and Alpine Management &
Research, LLC.



PAGE


FOR
ALL NOMINEES    WITHHOLD
LISTED BELOW    AUTHORITY

2.  To elect members of the Board of Trustees of
( )        ( )
Evergreen Equity Trust to hold office until their successors are duly elected and qualified.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

Laurence B. Ashkin     Foster Bam
H. Guy Leibler     Samuel A. Lieber


FOR     AGAINST     ABSTAIN

3. To approve the proposed changes in
investment    ( )        ( )        ( )
policies and restrictions of Evergreen U.S.
Real Estate Equity Fund.

( ) To vote against the proposed changes to one or more of the Fund's investment policies and restrictions, but to approve the others, place an "X" in the box at the left AND indicate the number(s) (as set forth in the Proxy Statement) of the investment policies and restrictions you do not want to change on this line:

------------------------------------------


PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

TABLE
CAPTION
SC
- ------------------------------------
------------------------------------------
------------------




SIGNATURE
SIGNATURE (JOINT OWNERS)      DATE
- ------------------------------------
-----------------------------------------
TITLE
TITLE
TABLE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.
If signing is by attorney, executor,
administrator, trustee or guardian,
please give full title.


PAGE


PROXY CARD
EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
(A SERIES OF EVERGREEN EQUITY TRUST)


The undersigned hereby appoints Dorothy E.
Bourassa, Terrence J. Cullen and Martin J.
Wolin, and each of them, attorneys and
proxies for the undersigned, with full
powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Evergreen Global Real Estate Equity Fund
(the "Fund"), which the undersigned is
entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 2500 Westchester Avenue, Purchase, New York
10577 on February 17, 1998, at 10:00 a.m.
and any adjournments thereof (the "Meeting").
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are
authorized to vote upon such other matters as may properly come before the Meeting.
A majority of the proxies present and
acting at the Meeting in person or by
substitute (or, if only one shall be so
present, then that one) shall have and
may exercise all of the powers and
authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF TRUSTEES AND
WILL BE VOTED TO ELECT EACH OF THE
PERSONS NOMINATED
AS
TRUSTEES AND "FOR" THE PROPOSAL SET FORTH
BELOW UNLESS OTHERWISE INDICATED.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
VOTE "FOR" EACH PROPOSAL.

TO VOTE, MARK THE APPROPRIATE BLOCKS
BELOW IN BLUE OR BLACK INK AS FOLLOWS
X

KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------

DETACH AND RETURN THIS PORTION ONLY


EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

FOR     AGAINST     ABSTAIN

1. To approve a new investment advisory
( )       ( )        ( )

agreement between the Evergreen Equity
Trust, on behalf of the Evergreen
Global Real Estate Equity Fund, and
Alpine Management & Research, LLC.



PAGE



FOR
ALL NOMINEES    WITHHOLD
LISTED BELOW    AUTHORITY

2. To elect members of the Board
of Trustees of      ( )        ( )
Evergreen Equity Trust to hold
office until their successors are
duly elected and qualified.

(INSTRUCTIONS:  To withhold authority
to vote for any individual nominee,
strike a line through the nominee's
name in the list below)

Laurence B. Ashkin     Foster Bam
H. Guy Leibler     Samuel A. Lieber


FOR     AGAINST     ABSTAIN

3. To approve the proposed changes in
investment    ( )        ( )        ( )
policies and restrictions of Evergreen
Global Real Estate Equity Fund.

( ) To vote against the proposed
changes to one or more of the Fund's
investment policies and restrictions, but to approve the others, place an "X" in the box at the left AND indicate the number(s)
(as set forth in the Proxy Statement) of the investment policies and restrictions you do not want to change on this line:

------------------------------------------


PLEASE SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TABLE
CAPTION
SC
- ------------------------------------
------------------------------------------
------------------
SIGNATURE
SIGNATURE (JOINT OWNERS)
DATE
- ------------------------------------
-----------------------------------------
TITLE
TITLE
TABLE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign.
If signing is by attorney, executor,
administrator, trustee or guardian, please give full title.

TEXT
DOCUMENT
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